EXHIBIT 24

                                      POWER OF ATTORNEY

        We, the undersigned officers and directors of Idaho Consolidated Metals Corp., hereby severally constitute and appoint John E. Andrews our true and lawful attorney, with full power to him, to sign for us in our names in the capacities indicated below, any amendments to this Registration Statement on Form SB-2 (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and generally to do all things in our names and on our behalf in our capacities as officers and directors to enable Idaho Consolidated Metals Corp. to comply with the provisions of the Securities Act of 1933, as amended, hereby ratifying and confirming our signatures as they may be signed by our said attorney to said Registration Statement and all amendments thereto.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        Signature            Title                           Date
-------------------------    ---------------------------- ------------
/s/ John E. Andrews          President, Chief Executive   July 3, 2002
-------------------            Officer and Director
    John Andrews             (Principal Executive Officer)

/s/ Kenneth A. Scott         Chief Financial Officer      July 3, 2002
--------------------         (Principal Financial and
    Kenneth A. Scott         Accounting Officer)

/s/ Delbert W. Steiner       Director                     July 3, 2002
----------------------
    Delbert W. Steiner

/s/ Theodore Tomasovich      Director                     July 3, 2002
-----------------------
    Theodore Tomasovich

/s/ James W. Ashcroft        Director                     July 3, 2002
-------------------------
    James W. Ashcroft

/s/ James D. Clucas          Director                     July 3, 2002
-------------------------
    James D. Clucas